Execution Version         Exhibit 4.2

GENESIS ENERGY, L.P.,

GENESIS ENERGY FINANCE CORPORATION

and

the Guarantors named herein

6.50% SENIOR NOTES DUE 2025,

6.250% SENIOR NOTES DUE 2026,
7.750% SENIOR NOTES DUE 2028,
8.0% SENIOR NOTES DUE 2027
and
8.875% SENIOR NOTES DUE 2030
NINETEENTH SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEE
DATED AS OF February 28, 2023
REGIONS BANK,

Trustee

This NINETEENTH SUPPLEMENTAL INDENTURE, dated as of February 28, 2023 (this “Nineteenth Supplemental Indenture”), is among Genesis Energy, L.P., a Delaware limited partnership (the “Company”), Genesis Energy Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the 2025 Guarantors referred to below, the 2026 Guarantors referred to below, the 2028 Guarantors referred to below, the 2027 Guarantors referred to below, the 2030 Guarantors referred to below, the party identified under the caption “New Guarantor” on the signature pages hereto (the “New Guarantor”) and Regions Bank, as Trustee.
RECITALS
WHEREAS, the Issuers, the Initial Guarantors and the Trustee entered into an indenture, dated as of May 21, 2015 (the “Base Indenture”), as amended, supplemented and modified by: (i) the Ninth Supplemental Indenture, dated as of August 14, 2017, as amended by Article 2 of the Tenth Supplemental Indenture referred to below (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of November 13, 2017 (the “Tenth Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of August 28, 2018 (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of March 22, 2019 (the “Thirteenth Supplemental Indenture”), the Sixteenth Supplemental Indenture, dated as of June 28, 2021 (the “Sixteenth Supplemental Indenture”), and the Seventeenth Supplemental Indenture, dated as of May 17, 2022 (the “Seventeenth Supplemental Indenture” and, together with the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and the Sixteenth Supplemental Indenture, the “2025 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2025 Supplemental Indentures, the “2025 Indenture”), pursuant to which the Issuers have issued $550,000,000 in the aggregate principal amount of 6.50% Senior Notes due 2025 (the “2025 Notes”); (ii) the Eleventh Supplemental Indenture, dated as of December 11, 2017 (the “Eleventh Supplemental Indenture”; and, together with the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture, the “2026 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2026 Supplemental Indentures, the “2026 Indenture”), pursuant to which the Issuers have issued $450,000,000 in the aggregate principal amount of 6.250% Senior Notes due 2026 (the “2026 Notes”); (iii) the Fourteenth Supplemental Indenture, dated as of January 16, 2020 (the “Fourteenth Supplemental Indenture”; and, together with the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture, the “2028 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2028 Supplemental Indentures, the “2028 Indenture”), pursuant to which the Issuers have issued $750,000,000 in the aggregate principal amount of 7.750% Senior Notes due 2028 (the “2028 Notes”); (iv) the Fifteenth Supplemental Indenture, dated as of December 17, 2020 (the “Fifteenth Supplemental Indenture”; and, together with the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture, the “2027 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2027 Supplemental Indentures, the “2027 Indenture”), pursuant to which the Issuers have issued $1,000,000,000 in the aggregate principal amount of 8.0% Senior Notes due 2027 (the “2027 Notes”); and (v) the Eighteenth Supplemental Indenture, dated January 25, 2023 (the “Eighteenth Supplemental Indenture”; and the Base Indenture, as supplemented by the Eighteenth Supplemental Indenture, the “2030 Indenture”), pursuant to which the Issuers have issued $500,000,000 in the aggregate principal amount of 8.875% Senior Notes due 2030.

WHEREAS, Section 8.01 of the Ninth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2025 Indenture, herein called the “2025 Guarantors”) and the Trustee may amend or supplement the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) in order to comply with Section 4.13 or 9.03 of the Ninth Supplemental Indenture, without the consent of the Holders of the 2025 Notes;
WHEREAS, Section 8.01 of the Eleventh Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2026 Indenture, herein called the “2026 Guarantors”) and the Trustee may amend or supplement the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) in order to comply with Section 4.13 or 9.03 of the Eleventh Supplemental Indenture, without the consent of the Holders of the 2026 Notes;
WHEREAS, Section 8.01 of the Fourteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2028 Indenture, herein called the “2028 Guarantors”) and the Trustee may amend or supplement the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) in order to comply with Section 4.13 or 9.03 of the Fourteenth Supplemental Indenture, without the consent of the Holders of the 2028 Notes;
WHEREAS, Section 8.01 of the Fifteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2027 Indenture, herein called the “2027 Guarantors”) and the Trustee may amend or supplement the Fifteenth Supplemental Indenture and the Base Indenture (as it relates to the 2027 Notes) in order to comply with Section 4.13 or 9.03 of the Fifteenth Supplemental Indenture, without the consent of the Holders of the 2027 Notes;
WHEREAS, Section 8.01 of the Eighteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2030 Indenture, herein called the “2030 Guarantors”) and the Trustee may amend or supplement the Eighteenth Supplemental Indenture and the Base Indenture (as it relates to the 2030 Notes) in order to comply with Section 4.13 or 9.03 of the Eighteenth Supplemental Indenture, without the consent of the Holders of the 2030 Notes
WHEREAS, all acts and things necessary to make this Nineteenth Supplemental Indenture a valid and legally binding agreement according to its terms, and a valid and legally binding amendment of and supplement to, each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture, the 2027 Indenture and the 2030 Indenture, have been duly done and performed; and
NOW, THEREFORE, to comply with the provisions of each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture, the 2027 Indenture and the 2030 Indenture, and in consideration of the above premises, the Issuers, the 2025 Guarantors, the 2026 Guarantors, the 2028 Guarantors, the 2027 Guarantors or the 2030 Guarantors, as applicable, the New Guarantor and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the 2025 Notes, the 2026 Notes, the 2028 Notes, the 2027 Notes or the 2030 Guarantors, as applicable, as follows:
ARTICLE 1
Section 1.01. This Nineteenth Supplemental Indenture is supplemental to each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture, the 2027 Indenture and the 2030 Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture, the 2027 Indenture and the 2030 Indenture for any and all purposes.
Section 1.02. This Nineteenth Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the 2025 Guarantors, the 2026 Guarantors, the 2028 Guarantors, the 2027 Guarantors, the 2030 Guarantors, the New Guarantor and the Trustee.
ARTICLE 2
Section 2.01. From this date, in accordance with Sections 4.13 and 9.03 of the Ninth Supplemental Indenture, Sections 4.13 and 9.03 of the Eleventh Supplemental Indenture, Sections 4.13 and 9.03 of the Fourteenth Supplemental Indenture, Sections 4.13 and 9.03 of the Fifteenth Supplemental Indenture and Sections 4.13 and 9.03 of the Eighteenth Supplemental Indenture, and by executing this Nineteenth Supplemental Indenture, the New Guarantor shall be subject to the provisions of (v) the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) to the extent provided for in Article Nine of the Ninth Supplemental Indenture, (w) the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) to the extent provided for in Article Nine of the Eleventh Supplemental Indenture, (x) the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) to the extent provided for in Article Nine of the Fourteenth Supplemental Indenture, (y) the Fifteenth Supplemental Indenture and the Base Indenture (as it relates to the 2027 Notes) to the extent provided for in Article Nine of the Fifteenth Supplemental Indenture and (z) the Eighteenth Supplemental Indenture and the Base Indenture (as it relates to the 2030 Notes) to the extent provided for in Article Nine of the Eighteenth Supplemental Indenture.
Section 2.02. The New Guarantor hereby becomes a party to the 2025 Indenture as a 2025 Guarantor with respect to the 2025 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2025 Indenture applicable to a 2025 Guarantor with respect to the 2025 Notes and to perform all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes.
Section 2.03. The New Guarantor hereby becomes a party to the 2026 Indenture as a 2026 Guarantor with respect to the 2026 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2026 Indenture applicable to a 2026 Guarantor with respect to the 2026 Notes and to perform all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes.
Section 2.04. The New Guarantor hereby becomes a party to the 2028 Indenture as a 2028 Guarantor with respect to the 2028 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2028 Indenture applicable to a 2028 Guarantor with respect to the 2028 Notes and to perform all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes.

Section 2.05. The New Guarantor hereby becomes a party to the 2027 Indenture as a 2027 Guarantor with respect to the 2027 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2027 Guarantor under the 2027 Indenture with respect to the 2027 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2027 Indenture applicable to a 2027 Guarantor with respect to the 2027 Notes and to perform all of the obligations and agreements of a 2027 Guarantor under the 2027 Indenture with respect to the 2027 Notes.
Section 2.06. The New Guarantor hereby becomes a party to the 2030 Indenture as a 2030 Guarantor with respect to the 2030 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2030 Guarantor under the 2030 Indenture with respect to the 2030 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2030 Indenture applicable to a 2030 Guarantor with respect to the 2030 Notes and to perform all of the obligations and agreements of a 2030 Guarantor under the 2030 Indenture with respect to the 2030 Notes.
ARTICLE 3
Section 3.01. Except as specifically modified herein, the 2025 Indenture and the 2025 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Ninth Supplemental Indenture. Except as specifically modified herein, the 2026 Indenture and the 2026 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Eleventh Supplemental Indenture. Except as specifically modified herein, the 2028 Indenture and the 2028 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fourteenth Supplemental Indenture. Except as specifically modified herein, the 2027 Indenture and the 2027 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fifteenth Supplemental Indenture. Except as specifically modified herein, the 2030 Indenture and the 2030 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Eighteenth Supplemental Indenture.
Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Nineteenth Supplemental Indenture. This Nineteenth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture, the 2027 Indenture and the 2030 Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03. THIS NINETEENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.04. The parties may sign any number of copies of this Nineteenth Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement. The exchange of signed copies of this Supplemental Indenture by facsimile transmission or emailed portable document format (pdf) shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto, and such copies may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or portable document format (pdf) shall be deemed to be their original signatures for all purposes.
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IN WITNESS WHEREOF, the parties hereto have caused this Nineteenth Supplemental Indenture to be duly executed, all as of the date first written above.
GENESIS ENERGY, L.P.
By:    Genesis Energy, LLC,
    its general partner
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer
GENESIS ENERGY FINANCE CORPORATION
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer
2025 GUARANTORS, 2026 GUARANTORS, 2028 GUARANTORS, 2027 GUARANTORS, 2030 GUARANTORS

GENESIS CRUDE OIL, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By:    GENESIS ENERGY, LLC,
    its general partner
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

[Signature Page to Nineteenth Supplemental Indenture]

GENESIS PIPELINE ALABAMA, LLC
GENESIS DAVISON, LLC
DAVISON PETROLEUM SUPPLY, LLC
DAVISON TRANSPORTATION SERVICES, LLC
RED RIVER TERMINALS, L.L.C.
TEXAS CITY CRUDE OIL TERMINAL, LLC
TDC, L.L.C.
GENESIS NEJD HOLDINGS, LLC
GENESIS FREE STATE HOLDINGS, LLC
DAVISON TRANSPORTATION SERVICES, INC.
TDC SERVICES, LLC
GENESIS CHOPS I, LLC
GENESIS CHOPS II, LLC
GEL CHOPS GP, LLC
GENESIS ENERGY, LLC
GENESIS MARINE, LLC
MILAM SERVICES, INC.
GEL TEX MARKETING, LLC
GEL LOUISIANA FUELS, LLC
GEL WYOMING, LLC
GENESIS SEKCO, LLC
GEL SEKCO, LLC
GENESIS RAIL SERVICES, LLC
GEL OFFSHORE PIPELINE, LLC
GENESIS OFFSHORE, LLC
GEL OFFSHORE, LLC
GENESIS ODYSSEY, LLC
GEL ODYSSEY, LLC
GENESIS POSEIDON, LLC
GEL POSEIDON, LLC
GENESIS BR, LLC
BR PORT SERVICES, LLC
CASPER EXPRESS PIPELINE, LLC
GENESIS ALKALI, LLC

AP MARINE, LLC
GEL TEXAS PIPELINE, LLC
THUNDER BASIN HOLDINGS, LLC
GENESIS OFFSHORE HOLDINGS, LLC
GENESIS SAILFISH HOLDINGS, LLC
GENESIS POSEIDON HOLDINGS, LLC
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC
CAMERON HIGHWAY PIPELINE GP, L.L.C.
FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GEL DEEPWATER, LLC
GEL IHUB, LLC
GENESIS DEEPWATER HOLDINGS, LLC
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
GENESIS IHUB HOLDINGS, LLC
GENESIS SMR HOLDINGS, LLC
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
MANTA RAY GATHERING COMPANY, L.L.C.
MATAGORDA OFFSHORE, LLC
POSEIDON PIPELINE COMPANY, L.L.C.
SAILFISH PIPELINE COMPANY, L.L.C.
SEAHAWK SHORELINE SYSTEM, LLC
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
GENESIS TEXAS CITY TERMINAL, LLC
DEEPWATER GATEWAY, L.L.C.
GEL PIPELINE OFFSHORE, LLC
GEL PALOMA, LLC
GENESIS ALKALI HOLDINGS COMPANY, LLC
GENESIS ALKALI HOLDINGS, LLC

By: /s/ Robert V. Deere Robert V. Deere Chief Financial Officer

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By:    GEL CHOPS GP, LLC,
[Signature Page to Nineteenth Supplemental Indenture]

    its general partner

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

CAMERON HIGHWAY PIPELINE I, L.P.

By:    CAMERON HIGHWAY PIPELINE GP, L.L.C.,
    its general partner

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

GEL SYNC LLC
SYNC PIPELINE LLC

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer and Treasurer

GENESIS ALKALI WYOMING, LP

By: Genesis Alkali Holdings, LLC,
its general partner

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

NEW GUARANTOR

    AMERICAN NATURAL SODA ASH CORP.

[Signature Page to Nineteenth Supplemental Indenture]

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer and Treasurer

[Signature Page to Nineteenth Supplemental Indenture]

REGIONS BANK,
as Trustee

By:     /s/ Doug Milner
    Doug Milner
    Senior Vice President

[Signature Page to Nineteenth Supplemental Indenture]